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                                                                    EXHIBIT 23.1



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Vornado Realty Trust's previously filed Registration Statements File Nos. 333-36080, 333-64015, 333-50095, 333-52573, 333-29011, 333-09159, 333-76327, 333-89667,
333-81497, 333-40787, 333-29013 and 333-68462.

                                                             ARTHUR ANDERSEN LLP


Vienna, Virginia
October 17, 2001